CHASE FUNDING
             MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-1

                           $410,000,000 (APPROXIMATE)
                               Subject to Revision

       March 16, 2000 - Addendum to March 13, 2000 Computational Materials

The analysis in this report is based on information provided by Chase Manhattan Mortgage Corporation (the "Seller"). Chase Securities Inc. ("CSI") makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by CSI and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and CSI is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information has been prepared by CSI in reliance upon information furnished by the Seller. Such information may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. No assurance can be given as to the information's accuracy, appropriateness or completeness in any particular context. Neither CSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY CSI AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN CSI). CSI IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.


                              CLASS IIB CASHFLOWS*

              DATE           BALANCE           PRINCIPAL           INTEREST
TOTALS                                         11,200,000.00       4,311,327.70

PERIOD        DATE           BALANCE           PRINCIPAL           INTEREST
  0                           11,200,000.00                0               0
  1         4/25/00           11,200,000.00                0       78,325.33
  2         5/25/00           11,200,000.00                0       73,430.00
  3         6/25/00           11,200,000.00                0       75,877.67
  4         7/25/00           11,200,000.00                0       73,430.00
  5         8/25/00           11,200,000.00                0       75,877.67
  6         9/25/00           11,200,000.00                0       75,877.67
  7         10/25/00          11,200,000.00                0       73,430.00
  8         11/25/00          11,200,000.00                0       75,877.67
  9         12/25/00          11,200,000.00                0       73,430.00
  10        1/25/01           11,200,000.00                0       75,877.67
  11        2/25/01           11,200,000.00                0       75,877.67
  12        3/25/01           11,200,000.00                0       68,534.67
  13        4/25/01           11,200,000.00                0       75,877.67
  14        5/25/01           11,200,000.00                0       73,430.00
  15        6/25/01           11,200,000.00                0       75,877.67
  16        7/25/01           11,200,000.00                0       73,430.00
  17        8/25/01           11,200,000.00                0       75,877.67
  18        9/25/01           11,200,000.00                0       75,877.67
  19        10/25/01          11,200,000.00                0       73,430.00
  20        11/25/01          11,200,000.00                0       75,877.67
  21        12/25/01          11,200,000.00                0       73,430.00
  22        1/25/02           11,200,000.00                0       75,877.67
  23        2/25/02           11,200,000.00                0       75,877.67
  24        3/25/02           11,200,000.00                0       68,534.67
  25        4/25/02           11,200,000.00                0       75,877.67
  26        5/25/02           11,200,000.00                0       73,430.00
  27        6/25/02           11,200,000.00                0       75,877.67
  28        7/25/02           11,200,000.00                0       73,430.00
  29        8/25/02           11,200,000.00                0       75,877.67
  30        9/25/02           11,200,000.00                0       75,877.67
  31        10/25/02          11,200,000.00                0       73,430.00
  32        11/25/02          11,200,000.00                0       75,877.67
  33        12/25/02          11,200,000.00                0       73,430.00
  34        1/25/03           11,200,000.00                0       75,877.67
  35        2/25/03           11,200,000.00                0       75,877.67
  36        3/25/03           11,200,000.00                0       68,534.67
  37        4/25/03            9,813,918.76     1,386,081.24       75,877.67
  38        5/25/03            8,121,113.70     1,692,805.06       64,342.50
  39        6/25/03            7,907,470.51       213,643.18       55,018.85
  40        7/25/03            7,699,413.09       208,057.42       51,843.35
  41        8/25/03            7,496,795.95       202,617.14       52,161.92
  42        9/25/03            7,299,477.38       197,318.57       50,789.23
  43        10/25/03           7,107,319.34       192,158.03       47,857.20
  44        11/25/03           6,920,187.41       187,131.94       48,150.61



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

  45        12/25/03           6,737,950.63       182,236.78       45,370.48
  46        1/25/04            6,560,481.45       177,469.17       45,648.21



PERIOD        DATE               BALANCE          PRINCIPAL        INTEREST

  47        2/25/04            6,387,655.66       172,825.79       44,445.90
  48        3/25/04            6,219,352.26       168,303.41       40,483.10
  49        4/25/04            6,055,453.38       163,898.88       42,134.82
  50        5/25/04            5,895,844.25       159,609.14       39,701.07
  51        6/25/04            5,740,413.04       155,431.20       39,943.12
  52        7/25/04            5,589,050.87       151,362.17       37,635.58
  53        8/25/04            5,441,651.67       147,399.21       37,864.66
  54        9/25/04            5,298,112.12       143,539.55       36,866.06
  55        10/25/04           5,158,331.59       139,780.52       34,735.75
  56        11/25/04           5,022,212.09       136,119.50       34,946.62
  57        12/25/04           4,889,658.15       132,553.94       32,926.88
  58        1/25/05            4,760,576.79       129,081.36       33,126.42
  59        2/25/05            4,634,877.45       125,699.34       32,251.92
  60        3/25/05            4,512,499.75       122,377.70       28,361.59
  61        4/25/05            4,393,328.62       119,171.13       30,571.25
  62        5/25/05            4,277,280.44       116,048.18       28,803.76
  63        6/25/05            4,164,273.75       113,006.69       28,977.68
  64        7/25/05            4,054,229.22       110,044.53       27,302.02
  65        8/25/05            3,947,069.56       107,159.65       27,466.56
  66        9/25/05            3,842,719.53       104,350.03       26,740.57
  67        10/25/05           3,741,105.81       101,613.72       25,193.83
  68        11/25/05           3,642,157.00        98,948.80       25,345.21
  69        12/25/05           3,545,803.57        96,353.43       23,878.89
  70        1/25/06            3,451,977.79        93,825.79       24,022.08
  71        2/25/06            3,360,613.67        91,364.12       23,386.43
  72        3/25/06            3,271,646.97        88,966.70       20,564.16
  73        4/25/06            3,185,015.12        86,631.86       22,164.73
  74        5/25/06            3,100,657.14        84,357.97       20,881.76
  75        6/25/06            3,018,513.69        82,143.46       21,006.31
  76        7/25/06            2,938,526.93        79,986.76       19,790.13
  77        8/25/06            2,860,640.54        77,886.38       19,907.91
  78        9/25/06            2,777,199.53        83,441.01       19,380.24
  79        10/25/06           2,666,426.40       110,773.13       18,208.01
  80        11/25/06           2,558,563.37       107,863.03       18,064.48
  81        12/25/06           2,453,534.43       105,028.94       16,774.58
  82        1/25/07            2,351,265.54       102,268.90       16,622.18
  83        2/25/07            2,251,684.57        99,580.96       15,929.33
  84        3/25/07            2,154,721.31        96,963.27       13,778.43
  85        4/25/07            2,060,307.33        94,413.97       14,597.79
  86        5/25/07            1,968,376.03        91,931.30       13,507.89
  87        6/25/07                             1,968,376.03       13,335.34
  88        7/25/07
  89        8/25/07
  90        9/25/07


* Run at 27% CPR. The assumptions used here are the same assumptions listed in the computational materials dated March 13, 2000.



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.